Exhibit 99.1

Certification Pursuant To 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of The Great Atlantic & Pacific Tea Company, Inc. Savings Plan (the “Plan”) on Form 11-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leonard B. Comberiate, Senior Director of Benefits and Collectively Bargained Funds, of The Great Atlantic & Pacific Tea Company, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

June 29, 2009	By:	/s/ Leonard B. Comberiate
Leonard B. Comberiate
Senior Director of Benefits & Collectively Bargained Funds